UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4537

Liberty All-Star Growth Fund, Inc.
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	December 31, 2006

Date of reporting period:	June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders

LIBERTY ALL-STAR® GROWTH FUND

ALL-STAR® GROWTH FUND

A unique approach to
investing in the
growth
of the world's largest and
most dynamic economy

SECOND QUARTER REPORT • JUNE 30, 2006

LIBERTY ALL-STAR® GROWTH FUND, INC.

	2nd Quarter 2006	Year-to-Date
Fund Statistics
Period End Net Asset Value (NAV)	—	$5.67
Period End Market Price	—	$5.16
Period End Discount	—	9.0%
Distributions	$0.15	$0.31
Market Price Trading Range	$4.77 to $5.79	$4.77 to $5.86
Discount Range	6.7% to 10.8%	5.8% to 10.8%

Performance Summary
Shares Valued at NAV	(6.7)%	0.0%
Shares Valued at NAV with Dividends Reinvested	(6.4)%	0.5%
Shares Valued at Market Price with Dividends Reinvested	(6.1)%	0.4%
Lipper Multi-Cap Growth Mutual Fund Average	(5.2)%	(0.1)%
NASDAQ Composite Index	(7.0)%	(1.1)%
Russell 3000 Growth Index	(4.2)%	(0.3)%
S&P 500 Index	(1.4)%	2.7%

Figures shown for the Fund and the Lipper Multi-Cap Growth Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures shown for the unmanaged NASDAQ Composite Index, the Russell 3000 Growth Index and the S&P 500 Index are total returns, including income. A description of the Lipper benchmark and the market indices can be found on page 34.

Past performance cannot predict future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information shown does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

President’s Letter

Fellow Shareholders:	July 2006

The Russell 3000 Growth Index, a widely recognized measure of growth stock performance, declined every month during the second quarter: -0.2 percent in April, -3.7 percentin May and -0.4 percent in June, for a total quarterly return of -4.2 percent. The negative return was a sharp reversal from the first quarter, when the Russell 3000 Growth Index gained 4.1 percent.

What happened? The retrenchment reflected a powerful shift in investor sentiment – from accepting higher risk in the pursuit of potentially higher returns to an attitude of caution and risk aversion. Investors had benefited from positions in a range of asset classes – from emerging markets to industrial commodities – that had delivered good to near-spectacularreturns over the past couple of years. But the Federal Reserve’s protracted series of increases in short-term interest rates coupled with tighter monetary policies of central banks around the world finally took their toll – exacerbated by inflation fears, slowing economic growth, corporate earnings worries and geopolitical tensions. It was one of those reversals offering no safe haven, as everything from stocks and bonds to gold, emerging markets and commodities gave up ground.

The Russell 3000 Growth Index was just one of many indices that declined in the second quarter. The broad market S&P 500 Index declined 1.4 percent and the NASDAQ Composite Index declined 7.0 percent.

The Liberty All-Star Growth Fund returned -6.7 percent with shares valued at net asset value (NAV), -6.4 percent with shares valued at NAV with dividends reinvested and -6.1 percent with shares valued at market price with dividends reinvested. These returns trailed most relevant indices including the -5.2 percent return posted by the Fund’s primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average. The Fund’s NAV and market price results for the first half of the year, however, exceed both its primary benchmark and relevant growth indices.

From an investment return perspective, the Fund’s results continue to be negatively impacted by the continued underperformance of growth stocks relative to their value counterparts. Year-to-date through June 30, the Russell 3000 Growth Index is down 0.3 percent while the Russell 3000 Value Index is ahead 6.9 percent. Moreover, the Russell 3000 Growth Index has not outperformed the Russell 3000 Value Index on a calendar year basis since 1999. This is highly unusual.

While we are not pleased with the Fund’s lagging second quarter NAV results, the Fund’s year-to-date investment performance is above average compared to the Lipper peer group. What we do find disappointing, however, is the Fund’s current poor market price performance – in part due to a wider discount – so let us examine this situation.

As shareholders are probably aware, shares of closed-end funds typically trades at a premium or a discount to the underlying NAV. For the most part over the years, Fund NAV and share price have tracked reasonably well. Over the past five years, for example, Fund shares have averaged a 1.8 percent premium. For the past 10 years, they have averaged a 4.5 percent discount. The discount at June 30 was 9.0 percent.

We have experienced premiums or discounts outside the normal range in the past – usually for relatively brief periods of time before returning closer to the average. This particular period began in the fourth quarter of 2005, and has affected many closed-end funds. The question is why. Our belief is that it can be traced in part to sustained increases in short-term interest rates by the Federal Reserve. The Fed has raised the Fed funds rate at 17 straight meetings of the Open Market Committee. As Treasury yields rise, they eventually become a surrogate for the Fund’s distribution policy – and without the normal risk associated with stock market investing. Although we cannot guarantee when or if the Fund’s discount will narrow, be assured that the Fund’s long-term philosophy and strategy remain intact, and we continue to monitor the situation closely.

For our manager interview this quarter, we are pleased to speak again with John Jostrand, Principal and Portfolio Manager of William Blair & Co., the Fund’s large cap growth manager. He has some particularly interesting comments about the stock market, the economy and recent activity in the portion of the Fund managed by William Blair.

We were pleased that the Fund got off to a strong start in the first quarter of 2006 and disappointed that it – along with most of the stock market – reversed direction in the second quarter. We are hopeful that the forces behind the second quarter sell-off will ease and that investor confidence returns. Meanwhile, be assured that we are grateful for your long-term support of the Fund.

Sincerely,

/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Growth Fund, Inc.

The views expressed in the President’s Letter and the Manager Interview reflect the views of the President and Manager, respectively, as of July 2006 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

Investment Managers/Portfolio Characteristics

THE FUND’S THREE GROWTH INVESTMENT MANAGERS
AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

MANAGERS’ DIFFERING INVESTMENT STYLES ARE
REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 34 for a description of these indices.

MARKET CAPITALIZATION SPECTRUM
	SMALL	LARGE
PORTFOLIO CHARACTERISTICS
AS OF JUNE 30, 2006 (UNAUDITED)

	RUSSELL GROWTH:
	Smallcap		Midcap		Largecap		M.A.				William		Total
	Index		Index		Index		Weatherbie		TCW		Blair		Fund
Number of Holdings	1291		540		682		61		57		39		151	*
Weighted Average Market Capitalization (billions)	$1.1		$7.5		$62.0		$2.3		$9.9		$37.8		$16.4
Average Five-Year Earnings Per Share Growth	18%		20%		17%		19%		34%		24%		25%
Dividend Yield	0.4%		0.8%		1.2%		0.5%		0.2%		0.9%		0.5%
Price/Earnings Ratio	21	x	21	x	20	x	26	x	28	x	21	x	25	x
Price/Book Value Ratio	4.3	x	4.7	x	4.6	x	4.8	x	6.3	x	4.9	x	5.3	x

*Certain holdings are held by more than one manager.

Investment Growth as of June 30, 2006

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the growth of a $10,000 investment assuming the purchase of common stock at the closing market price (NYSE: ASG) of $9.25 on December 31, 1996, and tracking its progress through June 30, 2006. For certain information, it also assumes full participation in rights offerings (see below). This covers the period since the Fund commenced its 10 percent distribution policy in 1997.

                The growth of the investment assuming all distributions were received in cash and not reinvested back into the Fund. The value of the investment under this scenario grew to $15,146 (includes the June 30, 2006 value of the original investment of $5,578 plus distributions during the period of $9,568).

                The additional value realized through reinvestment of all distributions. The value of the investment under this scenario grew to $15,582.

                On three occasions, the Fund has conducted rights offerings that allow shareholders to purchase additional shares at a discount. The cost to fully participate in all the rights offerings under the terms of each offering totaled $5,299.

               The additional value realized through full participation in all the rights offerings under the terms of each offering. The value of the investment under this scenario grew to $21,791 (includes the cost of the rights of $5,299).

Table of Distributions and Rights Offerings

		RIGHTS OFFERINGS
			SHARES NEEDED
	PER SHARE	MONTH	TO PURCHASE ONE	SUBSCRIPTION
YEAR	DISTRIBUTIONS	COMPLETED	ADDITIONAL SHARE	PRICE
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8*	5.72
2004	0.63
2005	0.58
2006
1st Quarter	0.16
2nd Quarter	0.15

*The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.

DISTRIBUTION POLICY

Liberty All-Star Growth Fund, Inc.’s current policy, in effect since 1997, is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the 10 percent pay-out policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the 10 percent pay-out policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

Top 20 Holdings and Economic Sectors as of June 30, 2006

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS
Yahoo!, Inc.	2.1%
The Corporate Executive Board Co.	1.8
Danaher Corp.	1.8
ResMed, Inc.	1.7
Fastenal Co.	1.7
Medtronic, Inc.	1.6
Network Appliance, Inc.	1.4
PepsiCo, Inc.	1.2
NIKE, Inc., Class B	1.2
Resources Connection, Inc.	1.2
Praxair, Inc.	1.2
UTI Worldwide, Inc.	1.2
eBay, Inc.	1.2
Thor Industries, Inc.	1.1
Marriott International, Inc., Class A	1.1
Affiliated Managers Group, Inc.	1.1
Bright Horizons Family Solutions, Inc.	1.1
Microchip Technology, Inc.	1.1
The Goldman Sachs Group, Inc.	1.1
Paychex, Inc.	1.0
26.9%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS
Information Technology	25.4%
Health Care	19.1
Industrials	18.1
Consumer Discretionary	13.9
Financials	9.6
Energy	8.2
Consumer Staples	1.2
Materials	1.2
Telecommunication Services	0.7
Other Net Assets	2.6
100.0%

*   Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Major Stock Changes in the Second Quarter

The following are the major ($750,000 or more) stock changes—both purchases and sales—that were made in the Fund’s portfolio during the second quarter of 2006.

		SHARES AS OF
SECURITY NAME	PURCHASES (SALES)	JUNE 30, 2006

PURCHASES

GFI Group, Inc.	18,900	18,900

Rockwell Collins, Inc.	27,590	27,590

SALES

The Cheesecake Factory, Inc.	(27,001)	22,110

Commerce Bancorp, Inc.	(29,800)	0

Dell, Inc.	(50,980)	0

First Data Corp.	(30,540)	0

NAVTEQ Corp.	(22,900)	0

Plains Exploration & Production Co.	(24,500)	0

Red Hat, Inc.	(40,400)	0

Sanofi-Aventis	(17,650)	16,960

SRA International, Inc., Class A	(34,693)	15,631

Walgreen Co.	(20,340)	0

West Corp.	(20,000)	22,935

Yahoo!, Inc.	(27,030)	97,250

Manager Interview

John F. Jostrand, CFA
William Blair & Company, L.L.C.

William Blair looks for sustainable earnings growth and uses its research skills to find it

William Blair is one of Liberty All-Star Growth Fund’s three investment managers. Chicago-based William Blair is a growth style manager emphasizing disciplined, fundamental research to identify quality growth companies with the ability to sustain their growth over a long period of time. At the core of the firm is a team of analysts who perform research aimed at identifying companies that have the opportunity to grow in a sustainable manner. Recently, we had the opportunity to talk with Principal and Portfolio Manager John F. Jostrand, CFA.

Although you make investment decisions on a bottom-up basis, you do give some consideration to macro factors, and right now the macro factor that appears to have caught investors’ attention is rising interest rates. Related factors include energy costs and inflation in general, the trade and budget deficits, and unsettled geopolitical conditions. All of that appears to have combined to sharply increase volatility – mostly to the downside – during May and June. Investors are probably wondering about this. What’s your perspective?

Whenever volatility increases in the market, we will take a little time to reflect on whether the volatility signals a change in the market or an underlying fundamental economic change. One thing that is apparent is that in volatile environments investors get defensive, seeking refuge until a clear direction is apparent. During May and June, you could see that in the portion of the Liberty All-Star Growth Fund portfolio that we manage. For instance, Pepsi, a consumer staple, was rock steady while some of the technology stocks were off more than the overall market.

Additionally, we feel investors showed their new defensive mindset by how they reacted to the change in direction in the housing market, which has been precipitated by rising interest rates against the backdrop of a very strong rise in home prices over the past few years. Consumers still seem to be doing okay in general, and the labor market has been steady. To us, this marks the transition from a recovering economy to what we hope is a stable, steady mode for some period of time. Economic growth was good in the first quarter, but now there’s pretty uniform agreement on GDP heading down towards the 3 to 3 1/2 percent range in the second quarter.

“...in volatile environments investors get defensive... we think that the volatility was a recognition of the changing underlying fundamentals.”

So, we think that the volatility was both investor psychology and recognition of the changing underlying fundamentals. The sell-off in May and June re-priced the market, and I think stocks will remain in the new valuation band for the next nine months to a year until we have new or different information.

This is the year that investor sentiment was due to rotate – finally – to large cap growth stocks – and large cap stocks in general – from small cap stocks, in the opinions of many. Yet, year-to-date small caps have outperformed large caps. How do you read the situation? What about the quality issue – that is, lower quality stocks continuing to outperform higher quality ones?

We have not been in the camp subscribing to the belief that large cap is due to outperform because it is relatively cheap or, expressed another way, that because large cap valuations versus small and mid-caps had fallen over the prior three to four years they are automatically due to rise. We don’t believe that anybody is due anything – what has to happen is fundamentals have to change and people have to recognize that they’ve changed. In that sense, large cap and quality issues are underpriced for a transition to a stable or even a decelerating economic environment, especially the latter.

Based on roughly 30 years worth of comparisons, on the basis of trailing P/E ratios the average premium of large caps over mid-caps is 15 percent to 20 percent. Around early April of last year we broke into unusual territory wherein large caps went to a discount. I think investors had begun to price in the prior two years’ experience, which was expectations of high growth when, in fact, we are finding that growth is decelerating.

Now that doesn’t say things will change, it just asks that if we are experiencing a fundamental change, how would stock prices react? And if it’s true that the volatility during the second quarter is actually a valid marker for change from recovery to a period of stable GDP growth, then large caps should perform unusually well.

You can say the same sort of thing about quality. Segmenting the world into some simple buckets based on S&P quality ratings, we find that A-rated stocks should trade at premium to the average company of about 10 percent, occasionally up to 30 percent of the average company. In periods of economic recovery, however, lower quality stocks will break outside that range and trade better. An example can be found in the early 1990s following the recession in 1991. During the recovery, lower quality stocks outperformed. Then, as the economy settled into its “Goldilocks” mode in the mid- to late ‘90s, higher quality stocks led the way by a significant margin.

“If it’s true that the volatility during the second quarter is actually a valid marker for change from recovery to a period of stable GDP growth, then large caps should perform unusually well.”

So, a couple of conclusions: There is some correlation between capitalization and quality – albeit imperfect – but the interesting thing is that the common factor in the environments I cited is that the economy was in transition from recovery, in which people were taking risks, to a more stable, steady growth environment. So, when people say it’s time for large caps to catch up, I say it’s not until the world slows down and catches its breath that people appreciate the benefits that higher quality, large cap companies can offer.

Through time and regardless of the stock market environment – for instance, positive in the first quarter but nervous during the second – what is the core strength in William Blair’s investment process?

We consistently seek out companies whose longer-term growth rates are believable. We have a skill set that enables us to evaluate the factors that generate confidence in a sustainable growth rate. In other words, we are skilled at finding companies that will be growing at a rate that’s very believable two to three years into the future and maybe two to three years beyond that.

Many investment managers focus on the current quarter, and insights based on the current quarter get priced into stocks very quickly. As you extend out the next few quarters to a year or maybe a year and a half, there’s moderate efficiency in pricing. Beyond that, there’s considerably less efficiency. We think we are able to find companies that can continue to grow over the coming 18 months and longer with some reasonable precision. And, it stands to reason, if you can do that you should be pretty good at deciding what their stocks are worth.

So, determining sustainability and durability is our core strength, and a related strength is knowing what to pay, which ups the odds that we can earn an above-average return. Stocks go in and out of favor, of course – sometimes people take a lot of risk and they pay too much for companies that are doing well in the present but are not able to sustain it. We know the failure rate in small caps can be fairly high, less so in mid-caps and even less so for the quality companies that we invest in. Consistency, high returns on equity, proven business models, customer loyalty, repeat transactions, recurring revenues, stable management, solid track records – those are the sorts of things that make companies’ performance durable and sustainable.

Tell us about a stock you recently added to the portion of the Liberty All-Star Growth Fund that you manage and your rationale for buying it and the same thing from the sell side.

We recently bought shares of Rockwell Collins. This company has two businesses, a commercial systems business and a government systems business. The commercial systems business supplies aircraft manufacturers of all sizes with electronic systems, avionics, navigation and guidance systems, radio and communications systems, electronics and displays. The thing we like is the presence of many of the elements of sustainability and durability that I just discussed. Right now we especially like the fact that the company is gaining market share across all segments of its commercial systems business, particularly with Boeing. And we like the fact that for the first time Boeing has decided to outsource virtually the entire avionics system for its 787 Dreamliner. That means that, on average, Rockwell Collins’ per-plane content is going to be more than twice what it was on prior Boeing aircraft.

“It’s not until the world slows down and catches its breath that people appreciate the benefits that higher quality, large cap companies can offer.”

The government systems business is equally interesting. Rockwell Collins has entered into contracts with the government for radios that are sold across all the military services, the most important being the JTRS, or Joint Tactical Radio System. It’s a satellite-based radio system that could potentially integrate all the services. Think about the Air Force providing close air ground support to troops in the field, who can be in direct contact with the pilots overhead whereas now you have many hops to the back lines, changing over to the other service and then back out to the air support. This is an example of the kind of technology that Rockwell Collins is developing that’s allowing this concept of “jointness” that is being propagated in the military now. The interesting thing about Rockwell Collins is the profitability that the U.S. Department of Defense (DoD) allows it because it has been able to convince the government – rightly so, I think – that it has the ability to develop and manufacture the JTRS more cheaply than if the DoD were to go outside and bid it separately.

So, we really think we’ve got four to five years of very good visibility on above-average growth with Rockwell Collins. And we like the fact that as managers Rockwell Collins people are extremely methodical. You expect that out of a company doing something in which so many lives depend on a high quality product, but deep down they are just very solid engineers and very careful and extremely proud of the products that they put together.

“Determining sustainability and durability is our core strength, and a related strength is knowing what to pay, which ups the odds that we can earn an above-average return.”

Lastly, Rockwell Collins has a business development group that has been able to make selective acquisitions. They’ve not done any big deals and we would be surprised and concerned if they did. But, the company has the knack for small to medium-sized acquisitions, either technology or product, that are adjacent to its core skills and that has given Rockwell Collins’ growth rate a nice boost.

How about on the sell side?

Rather than a specific decision as we might normally talk about, let me address something we did in April that has worked pretty well for us. We didn’t predict the downside volatility that hit the market in May and June, but we did recognize that there was too much risk in the market and there were companies that needed to perform at extraordinarily good levels for extraordinarily long periods of time to justify then-current prices. Some of these were in areas that are traditionally a little more volatile, like semiconductors. So, we trimmed back some of those stocks as a group. Taiwan Semiconductor was one. We know that company very well and it’s got good long-term prospects, but the valuation was a little frothy so we reduced our position. We also sold Dell and SAP, and trimmed our Qualcomm position.

They sound like timely moves – and thank you for your time today.

Schedule of Investments as of June 30, 2006 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.4%)

CONSUMER DISCRETIONARY (13.9%)

Auto Components (1.4%)
Johnson Controls, Inc.	13,645	$1,121,892
LKQ Corp. (a)	53,554	1,017,526
		2,139,418
Automobiles (1.1%)
Thor Industries, Inc.	36,029	1,745,605

Diversified Consumer Services (1.5%)
Bright Horizons Family Solutions, Inc. (a)	45,963	1,732,345
Strayer Education, Inc.	5,300	514,736
		2,247,081
Hotels, Restaurants & Leisure (3.4%)
The Cheesecake Factory, Inc. (a)	22,110	595,864
Life Time Fitness, Inc. (a)	18,311	847,250
Marriott International, Inc., Class A	45,682	1,741,398
P.F. Chang’s China Bistro, Inc. (a)	14,785	562,126
Texas Roadhouse, Inc., Class A (a)	35,040	473,741
Wynn Resorts Ltd. (a)	13,700	1,004,210
		5,224,589
Internet & Catalog Retail (1.8%)
eBay, Inc. (a)	62,600	1,833,554
Netflix, Inc. (a)	34,800	946,908
		2,780,462
Media (0.3%)
Carmike Cinemas, Inc.	12,936	272,691
Westwood One, Inc.	18,178	136,335
		409,026
Multi-line Retail (1.3%)
Dollar Tree Stores, Inc. (a)	27,002	715,553
Kohl’s Corp. (a)	22,992	1,359,287
		2,074,840

See Notes to Schedule of Investments and Financial Statements.

	SHARES	MARKET VALUE
COMMON STOCKS (CONTINUED)

Specialty Retail (1.9%)
Bed Bath & Beyond, Inc. (a)	34,800	$1,154,316
Guitar Center, Inc. (a)	14,619	650,107
J. Crew Group, Inc. (a)	1,800	49,410
Staples, Inc.	43,480	1,057,434
		2,911,267

Textiles, Apparel & Luxury Goods (1.2%)
NIKE, Inc., Class B	23,400	1,895,400

CONSUMER STAPLES (1.2%)

Beverages (1.2%)
PepsiCo, Inc.	31,865	1,913,175

ENERGY (8.2%)

Energy Equipment & Services (5.6%)
Atwood Oceanics, Inc. (a)	12,102	600,259
CARBO Ceramics, Inc.	17,347	852,258
FMC Technologies, Inc. (a)	19,300	1,301,978
Hydril (a)	11,947	938,078
National-Oilwell Varco, Inc. (a)	11,000	696,520
Patterson-UTI Energy, Inc.	34,357	972,647
Schlumberger Ltd.	19,770	1,287,225
Smith International, Inc.	28,000	1,245,160
Veritas DGC, Inc. (a)	14,500	747,910
		8,642,035

Oil, Gas & Consumable Fuels (2.6%)
Frontier Oil Corp.	18,200	589,680
Golar LNG Ltd. (a)	44,998	599,823
Suncor Energy, Inc.	15,395	1,247,149
Ultra Petroleum Corp. (a)	14,300	847,561
Whiting Petroleum Corp. (a)	18,900	791,343
		4,075,556

See Notes to Schedule of Investments and Financial Statements.

	SHARES	MARKET VALUE
COMMON STOCKS (CONTINUED)

FINANCIALS (9.6%)

Capital Markets (4.8%)
Affiliated Managers Group, Inc. (a)	19,946	$1,733,108
The Charles Schwab Corp.	47,840	764,483
Franklin Resources, Inc.	5,890	511,311
GFI Group, Inc. (a)	18,900	1,019,655
The Goldman Sachs Group, Inc.	10,800	1,624,644
optionsXpress Holdings, Inc.	4,066	94,779
SEI Investments Co.	23,700	1,158,456
T. Rowe Price Group, Inc.	12,200	461,282
		7,367,718

Commercial Banks (0.7%)
Hancock Holding Co.	13,000	728,000
Signature Bank (a)	9,945	322,019
		1,050,019

Consumer Finance (1.8%)
Capital One Financial Corp.	18,165	1,552,199
SLM Corp.	23,335	1,234,888
		2,787,087

Diversified Financial Services (0.9%)
Financial Federal Corp.	52,431	1,458,106

Insurance (1.4%)
Brown & Brown, Inc.	36,088	1,054,491
National Interstate Corp.	39,800	1,079,376
		2,133,867

HEALTH CARE (19.1%)

Biotechnology (4.2%)
Amgen, Inc. (a)	23,280	1,518,554
Cubist Pharmaceuticals, Inc. (a)	21,600	543,888

See Notes to Schedule of Investments and Financial Statements.

	SHARES	MARKET VALUE
COMMON STOCKS (CONTINUED)

Biotechnology (continued)
CV Therapeutics, Inc. (a)	27,300	$381,381
Enzon Pharmaceuticals, Inc. (a)	39,257	295,998
Genentech, Inc. (a)	15,800	1,292,440
Martek Biosciences Corp. (a)	32,443	939,225
MedImmune, Inc. (a)	19,275	522,352
Nuvelo, Inc. (a)	15,500	258,075
Onyx Pharmaceuticals, Inc. (a)	13,100	220,473
Vertex Pharmaceuticals, Inc. (a)	13,400	491,914
		6,464,300

Health Care Equipment & Supplies (7.2%)
Abaxis, Inc. (a)	23,200	518,984
Adeza Biomedical Corp. (a)	16,273	228,148
C.R. Bard, Inc.	7,140	523,076
Foxhollow Technologies, Inc. (a)	19,300	527,276
IntraLase Corp. (a)	35,100	587,574
Intuitive Surgical, Inc. (a)	9,300	1,097,121
Medtronic, Inc.	51,725	2,426,937
Palomar Medical Technologies, Inc. (a)	10,900	497,367
PolyMedica Corp.	40,207	1,445,844
ResMed, Inc. (a)	57,098	2,680,751
SurModics, Inc. (a)	16,092	581,082
		11,114,160

Health Care Providers & Services (5.5%)
The Advisory Board Co. (a)	13,400	644,406
Caremark Rx, Inc.	31,595	1,575,643
Chemed Corp.	17,009	927,501
Express Scripts, Inc., Class A (a)	12,100	868,054
Lincare Holdings, Inc. (a)	32,355	1,224,313
Nighthawk Radiology Holdings, Inc. (a)	22,982	412,297

See Notes to Schedule of Investments and Financial Statements.

	SHARES	MARKET VALUE
COMMON STOCKS (CONTINUED)

Health Care Providers & Services (continued)
PSS World Medical, Inc. (a)	31,897	$562,982
UnitedHealth Group, Inc.	21,260	952,023
VCA Antech, Inc. (a)	43,199	1,379,344
		8,546,563

Health Care Technology (0.6%)
Cerner Corp. (a)	11,800	437,898
Computer Programs and Systems, Inc.	12,325	492,507
		930,405

Pharmaceuticals (1.6%)
Allergan, Inc.	6,280	673,593
Eli Lilly and Co.	11,500	635,605
Salix Pharmaceuticals Ltd. (a)	32,600	400,980
Sanofi-Aventis (b)	16,960	825,952
		2,536,130

INDUSTRIALS (18.1%)

Aerospace & Defense (1.0%)
Rockwell Collins, Inc.	27,590	1,541,453

Air Freight & Logistics (1.2%)
UTI Worldwide, Inc.	72,831	1,837,526

Commercial Services & Supplies (7.8%)
Alliance Data Systems Corp. (a)	27,200	1,599,904
The Corporate Executive Board Co.	28,506	2,856,301
CRA International, Inc. (a)	9,172	414,024
Monster Worldwide, Inc. (a)	17,800	759,348
Resources Connection, Inc. (a)	75,040	1,877,501
Robert Half International, Inc.	22,600	949,200
Stericycle, Inc. (a)	16,125	1,049,738
VistaPrint Ltd. (a)	19,753	528,195
Waste Connections, Inc. (a)	23,960	872,144
West Corp. (a)	22,935	1,098,816
		12,005,171

See Notes to Schedule of Investments and Financial Statements.

	SHARES	MARKET VALUE
COMMON STOCKS (CONTINUED)

Construction & Engineering (0.3%)
Foster Wheeler Ltd. (a)	11,400	$492,480

Electrical Equipment (1.0%)
Energy Conversion Devices, Inc. (a)	17,700	644,811
Rockwell Automation, Inc.	12,080	869,881
		1,514,692

Industrial Conglomerates (0.7%)
3M Co.	12,890	1,041,125

Machinery (3.1%)
Danaher Corp.	43,270	2,783,127
Joy Global, Inc.	22,000	1,145,980
Wabtec Corp.	24,158	903,509
		4,832,616

Trading Companies & Distributors (3.0%)
Fastenal Co.	63,478	2,557,529
GATX Corp.	19,809	841,882
Interline Brands, Inc. (a)	18,207	425,680
TransDigm Group, Inc. (a)	15,513	371,536
Williams Scotsman International, Inc. (a)	22,237	485,656
		4,682,283

INFORMATION TECHNOLOGY (25.4%)

Communications Equipment (4.1%)
Avocent Corp. (a)	18,827	494,209
Cisco Systems, Inc. (a)	62,518	1,220,976
Corning, Inc. (a)	58,030	1,403,746
Polycom, Inc. (a)	38,561	845,257
QUALCOMM, Inc.	24,285	973,100
Research In Motion Ltd. (a)	19,600	1,367,492
		6,304,780

See Notes to Schedule of Investments and Financial Statements.

	SHARES	MARKET VALUE
COMMON STOCKS (CONTINUED)

Computers & Peripherals (2.1%)
EMC Corp. (a)	99,230	$1,088,553
Network Appliance, Inc. (a)	61,285	2,163,361
		3,251,914

Electronic Equipment & Instruments (2.8%)
Cognex Corp.	32,653	849,958
Daktronics, Inc.	21,746	627,807
FLIR Systems, Inc. (a)	21,473	473,695
Hittite Microwave Corp. (a)	35,377	1,279,232
National Instruments Corp.	39,808	1,090,739
		4,321,431

Internet Software & Services (3.9%)
Baidu.com, Inc. (a)(b)	5,800	478,674
Ctrip.com International Ltd. (b)	18,210	929,621
SINA Corp. (a)	19,900	497,102
WebEx Communications, Inc. (a)	27,512	977,776
Yahoo!, Inc. (a)	97,250	3,209,250
		6,092,423

IT Services (4.1%)
CheckFree Corp. (a)	15,200	753,312
Cognizant Technology Solutions Corp., Class A (a)	19,800	1,333,926
Forrester Research, Inc. (a)	29,109	814,470
IHS, Inc., Class A (a)	28,066	831,596
Infosys Technologies Ltd. (b)	8,290	633,439
Paychex, Inc.	41,250	1,607,925
SRA International, Inc., Class A (a)	15,631	416,253
		6,390,921

Office Electronics (0.4%)
Zebra Technologies Corp., Class A (a)	19,177	655,086

See Notes to Schedule of Investments and Financial Statements.

	SHARES	MARKET VALUE
COMMON STOCKS (CONTINUED)

Semiconductors & Semiconductor Equipment (4.4%)
Broadcom Corp., Class A (a)	31,700	$952,585
Linear Technology Corp.	32,915	1,102,323
Marvell Technology Group Ltd. (a)	17,800	789,074
Microchip Technology, Inc.	50,403	1,691,021
Silicon Laboratories, Inc. (a)	27,300	959,595
Taiwan Semiconductor Manufacturing Co., Ltd. (b)	132,782	1,218,940
		6,713,538

Software (3.6%)
Adobe Systems, Inc. (a)	43,765	1,328,705
American Reprographics Co. (a)	43,427	1,574,229
ANSYS, Inc. (a)	20,500	980,310
Opsware, Inc. (a)	100,200	825,648
Salesforce.com, Inc. (a)	30,800	821,128
		5,530,020

MATERIALS (1.2%)

Chemicals (1.2%)
Praxair, Inc.	34,605	1,868,670

TELECOMMUNICATION SERVICES (0.7%)

Diversified Telecommunication Services (0.7%)
NeuStar, Inc., Class A (a)	30,160	1,017,900
TOTAL COMMON STOCKS (COST OF $125,626,286)		150,540,838

See Notes to Schedule of Investments and Financial Statements.

	PAR VALUE	MARKET VALUE
SHORT-TERM INVESTMENT (1.9%)

REPURCHASE AGREEMENT (1.9%)

Repurchase agreement with State Street Bank & Trust Co., dated 06/30/06, due 07/03/06 at 4.40%, collateralized by U.S. Treasury Bonds with various maturities to 02/15/21, market value of $2,983,473 (repurchase proceeds $2,919,070)

(Cost of $2,918,000)	$2,918,000	$2,918,000

TOTAL INVESTMENTS (99.3%) (COST OF $128,544,286)(c)		153,458,838

OTHER ASSETS & LIABILITIES, NET (0.7%)		1,026,171

NET ASSETS (100.0%)		$154,485,009

NET ASSET VALUE PER SHARE (27,250,328 SHARES OUTSTANDING)		$5.67

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.

(b) Represents an American Depositary Receipt.

(c) Cost of investments for federal income tax purposes is $128,544,286.

Gross unrealized appreciation and depreciation of investments at June 30, 2006 is as follows:
Gross unrealized appreciation	$31,758,302
Gross unrealized depreciation	(6,843,750)
Net unrealized appreciation	$24,914,552

See Notes to Financial Statements.

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2006 (UNAUDITED)

ASSETS:
Investments at market value (identified cost $128,544,286)	$153,458,838
Cash	155,681
Receivable for investments sold	2,396,369
Dividends and interest receivable	87,925
Foreign tax reclaim	4,044
TOTAL ASSETS	156,102,857

LIABILITIES:
Payable for investments purchased	1,145,082
Investment advisory, administrative and bookkeeping/pricing fees payable	414,501
Accrued expenses	58,265
TOTAL LIABILITIES	1,617,848
NET ASSETS	$154,485,009

NET ASSETS REPRESENTED BY:
Paid-in capital (authorized 60,000,000 shares at $0.10 Par; 27,250,328 shares outstanding)	$136,744,497
Accumulated net investment loss	(619,622)
Accumulated net realized loss on investments	(6,554,418)
Net unrealized appreciation on investments	24,914,552

TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF COMMON STOCK ($5.67 PER SHARE)	$154,485,009

See Notes to Financial Statements.

STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

INVESTMENT INCOME:
Dividends		$408,830
Interest		77,437
TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES WITHHELD AT SOURCE WHICH AMOUNTED TO $12,820)		486,267

EXPENSES:
Investment advisory fee	$653,700
Administrative fee	163,056
Bookkeeping and pricing fees	42,887
Custodian fees	13,625
Transfer agent fees	48,399
Shareholder communication expenses	67,679
Directors’ fees and expenses	30,410
NYSE fee	15,157
Miscellaneous expenses	71,499

TOTAL EXPENSES		1,106,412

CUSTODY EARNINGS CREDIT		(523)

NET EXPENSES		1,105,889

NET INVESTMENT LOSS		(619,622)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions:
Proceeds from sales	54,606,580
Cost of investments sold	47,383,563
Net realized gain on investment transactions		7,223,017

Net unrealized appreciation on investments:
Beginning of period	31,167,704
End of period	24,914,552
Chage in unrealized appreciation-net		(6,253,152)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$350,243

See Notes to Financial Statements.

		YEAR ENDED
	SIX MONTHS ENDED	DECEMBER 31,
	JUNE 30, 2006	2005
	(UNAUDITED)
STATEMENT OF CHANGES IN NET ASSETS

OPERATIONS:
Net investment loss	$(619,622)	$(1,213,731)
Net realized gain on investment transactions	7,223,017	3,153,352
Change in unrealized appreciation–net	(6,253,152)	5,095,728
Net increase in net assets resulting from operations	350,243	7,035,349

DISTRIBUTIONS DECLARED FROM:
Paid-in capital	(1,224,584)	(12,448,359)
Net realized gain on investments	(7,223,017)	(2,965,536)
Total distributions	(8,447,601)	(15,413,895)

CAPITAL TRANSACTIONS:
Dividend reinvestments	—	6,316,229
Total decrease in net assets	(8,097,358)	(2,062,317)

NET ASSETS:
Beginning of period	162,582,367	164,644,684
End of period (including accumulated net investment loss of $(619,622) and $0, respectively)	$154,485,009	$162,582,367

See Notes to Financial Statements.

	SIX MONTHS ENDED		YEAR ENDED DECEMBER 31,
	JUNE 30, 2006		2005	2004	2003
	(UNAUDITED)

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$5.97		$6.29	$6.51	$5.44
Income from Investment Operations:
Net investment income (loss)	(0.02)		(0.04)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	0.03		0.30	0.46	1.79
Total from Investment Operations	0.01		0.26	0.41	1.73
Less Distributions from:
Net investment income	—		—	—	—
Paid-in capital	(0.04)		(0.47)	(0.29)	(0.26)
Realized capital gain	(0.27)		(0.11)	(0.34)	(0.32)
In excess of realized capital gain	—		—	—	—
Total Distributions	(0.31)		(0.58)	(0.63)	(0.58)
Change due to rights offering (a)	—		—	—	(0.08)
Impact of shares issued in dividend reinvestment (b)	—		—	—	—
Total Distributions, Reinvestments and Rights Offering	(0.31)		(0.58)	(0.63)	(0.66)
Net asset value at end of period	$5.67		$5.97	$6.29	$6.51
Market price at end of period	$5.16		$5.44	$6.61	$6.83

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (c)
Based on net asset value	0.5	%(d)	4.6%	6.7%	33.7%
Based on market price	0.4	%(d)	(9.3)%	6.9%	51.1%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)	$154		$163	$165	$163
Ratio of expenses to average net assets (e)	1.35	%(f)	1.35%	1.31%	1.34%
Ratio of net investment income (loss) to average net assets (e)	(0.75	)%(f)	(0.78)%	(0.82)%	(0.94)%
Portfolio turnover rate	27	%(d)	46%	28%	37%

(a)   Effect of Fund’s rights offerings for shares at a price below net asset value.

(b)   Effect of payment of a portion of distributions in newly issued shares at a discount from net asset value.

(c)   Calculated assuming all distributions reinvested at actual reinvestment price and all rights offerings were fully subscribed under the terms of each offering.

See Notes to Financial Statements.

	YEAR ENDED DECEMBER 31,
	2002	2001	2000	1999	1998	1997	1996

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$8.31	$10.86	$13.44	$13.03	$12.89	$11.27	$10.55
Income from Investment Operations:
Net investment income (loss)	(0.07)	(0.09)	(0.09)	(0.05)	(0.03)	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	(2.13)	(1.50)	(1.15)	1.83	1.73	2.88	1.86
Total from Investment Operations	(2.20)	(1.59)	(1.24)	1.78	1.70	2.86	1.87
Less Distributions from:
Net investment income	—	—	—	—	—	—	(0.01)
Paid-in capital	(0.67)	(0.92)	(0.05)	—	(0.83)	—	—
Realized capital gain	—	—	(1.22)	(1.23)	(0.52)	(1.24)	(1.01)
In excess of realized capital gain	—	—	(0.07)	—	—	—	—
Total Distributions	(0.67)	(0.92)	(1.34)	(1.23)	(1.35)	(1.24)	(1.02)
Change due to rights offering (a)	—	(0.04)	—	—	(0.21)	—	—
Impact of shares issued in dividend reinvestment (b)	—	—	—	(0.14)	—	—	(0.13)
Total Distributions, Reinvestments and Rights Offering	(0.67)	(0.96)	(1.34)	(1.37)	(1.56)	(1.24)	(1.15)
Net asset value at end of period	$5.44	$8.31	$10.86	$13.44	$13.03	$12.89	$11.27
Market price at end of period	$5.05	$8.33	$9.438	$10.813	$11.438	$11.938	$9.250

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (c)
Based on net asset value	(27.2)%	(13.7)%	(9.1)%	15.9%	15.3%	27.3%	18.3%
Based on market price	(32.6)%	(0.5)%	(1.8)%	6.2%	9.3%	43.6%	9.3%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)	$112	$163	$180	$219	$199	$167	$137
Ratio of expenses to average net assets (e)	1.38%	1.41%	1.21%	1.20%	1.22%	1.20%	1.35%
Ratio of net investment income (loss) to average net assets (e)	(1.07)%	(1.12)%	(0.71)%	(0.37)%	(0.22)%	(0.18)%	0.06%
Portfolio turnover rate	25%	41%	62%	71%	33%	57%	51%

(d)         Not annualized.

(e)          The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(f)            Annualized.

See Notes to Financial Statements.

Notes to Financial Statements June 30, 2006 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star Growth Fund, Inc. (the “Fund”), is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Shares

The Fund may issue 60,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board of Directors.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

Federal Income Tax Status

Consistent with the Fund’s policy to qualify as a regulated investment company and to distribute all of its taxable income to shareholders, no federal income tax has been accrued.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year. The distributions are payable in four

Notes to Financial Statements

quarterly distributions of 2.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2005 was as follows:

Distributions paid from:
Ordinary income	$2,965,536
Long-term capital gain	—
2,965,536
Return of capital	12,554,577
$15,520,113

The following capital loss carryforwards, determined as of December 31, 2005, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of	Capital Loss
Expiration	Carryforward
2010	$5,291,070

Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund’s distribution policy, as described above, such gains may be distributed to shareholders in the year gains are realized. Any gains distributed may be taxable to shareholders as ordinary income.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

Banc of America Investment Advisors, Inc. (“BAIA”), an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Fund. BAIA receives a quarterly investment advisory fee based on the Fund’s average weekly net assets at the following annual rates:

Average Weekly Net Assets	Annual Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

Under Portfolio Manager Agreements, BAIA pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by BAIA and is based on the Fund’s average weekly net assets at the following annual rates:

Average Weekly Net Assets	Annual Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

Administration Fee

BAIA provides administrative and other services to the Fund for a quarterly administration fee based on the Fund’s average weekly net assets at the following annual rates:

Average Weekly Net Assets	Annual Fee Rate
First $300 million	0.20%
Over $300 million	0.18%

Pricing and Bookkeeping Fees

Columbia Management Advisors, LLC (“Columbia”), an indirect, wholly owned subsidiary of BOA and an affiliate of BAIA, is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the “Outsourcing Agreement”), Columbia has delegated those functions to State Street Corporation (“State Street”). As a result, Columbia pays State Street the total fees collected under the pricing and bookkeeping agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee consisting of: (i) $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; and (ii) a multi-manager fee based on the number of portfolio managers; provided that during any 12-month period, the aggregate amount of (i) shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges).

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the six months ended June 30, 2006, the Fund’s annualized effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 0.052% of the Fund’s average daily net assets. BAIA has appointed Columbia as sub-administrator.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers

All officers of the Fund, with the exception of the Fund’s Chief Compliance Officer, are employees of BAIA or its affiliates and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer position. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2006, the Fund paid $1,233 to Columbia for such services. This amount is included in “Miscellaneous expenses” on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six months ended June 30, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $44,048,305 and $54,606,580, respectively.

NOTE 6. OTHER RELATED PARTY TRANSACTIONS

During the six months ended June 30, 2006, the Fund used Banc of America Securities LLC, a wholly owned subsidiary of BOA, as a broker. Total commissions paid to Banc of America Securities LLC during the period were $837.

NOTE 7. CAPITAL TRANSACTIONS

During the year ended December 31, 2005, distributions in the amount of $6,316,229 were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 1,076,351 shares.

Board Consideration and Re-approval of the Investment Advisory Contracts

The Investment Company Act of 1940 requires that the Board of Directors of the Fund (the “Board”), including the Directors who are not “interested persons” of the Fund (“Independent Directors”), annually review the Fund’s investment advisory agreements and consider whether or not to continue them for an additional year. At its meeting on May 10, 2006, the Board, including all of the Independent Directors, conducted such a review and approved the continuation of the Fund Management Agreement between the Fund and Banc of America Investment Advisors, Inc. (“BAIA”) and the three separate Portfolio Management Agreements, each among the Fund, BAIA and a Portfolio Manager (each, an “Agreement”). Prior to the Board action, the Independent Directors met to consider management’s recommendations as to the renewal of each Agreement. As part of the process to consider these matters, legal counsel to the Independent Directors requested certain information from BAIA and each Portfolio Manager. In response to those requests, the Independent Directors received extensive reports and other information from BAIA and each Portfolio Manager that addressed specific factors designed to inform the Board’s consideration of the Agreements. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the renewal of each Agreement. Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders.

In voting to approve the continuation of each Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not detail all the matters considered by the Board, but provides a summary of the material matters it considered. The Board considered whether each Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on: (1) the nature, extent and quality of the services to be provided under each Agreement; (2) the investment performance of the Fund; (3) the expenses borne by the Fund (including management fees and other expenses), the fees charged by BAIA and the Portfolio Managers to the Fund and to their other clients and profits realized by BAIA and its affiliates from their relationships with the Fund; (4) the fact that economies of scale may be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (5) potential fall-out benefits to BAIA and each Portfolio Manager from their relationships with the Fund; and (6) other general information about BAIA and each Portfolio Manager. The following is a summary of the Board’s discussion and conclusions regarding these matters.

Nature, Extent and Quality of the Services Provided

The Directors considered the nature, extent and quality of the services provided by BAIA, including portfolio manager selection, evaluation and monitoring, and the portfolio management services provided by each Portfolio Manager, in light of the investment objective of the Fund. In connection with its review, the Board considered BAIA’s long-term history of care and conscientiousness in the management of the Fund and the administrative services provided to the Fund by BAIA and its affiliates. The Board also considered each Portfolio Manager’s demonstrated consistency in investment approach. It reviewed the background and experience of the personnel at BAIA responsible for portfolio manager selection, evaluation and monitoring for the Fund and the Portfolio Manager personnel responsible for managing the Fund’s portfolio.

The Board also considered the compliance records of BAIA and each Portfolio Manager. The Board concluded that the nature, extent and quality of the services provided by BAIA and the respective continuing Portfolio Managers to the Fund were appropriate and consistent with the terms of the respective Agreements and that the Fund was likely to continue to benefit from services provided under the Agreements. The Board also concluded that the quality of those services had been consistent with or superior to quality norms in the industry and that BAIA and the respective Portfolio Managers had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated their continuing ability to attract and retain well-qualified personnel. Finally, the Board concluded that the financial condition of BAIA and of each Portfolio Manager was sound.

Investment Performance

The Board reviewed the long-term and short-term investment performance of the Fund and other investment companies and other accounts managed by the Portfolio Managers. The performance information provided demonstrated to the Directors a generally consistent pattern of favorable long-term performance.

Costs of the Services Provided to the Fund and the Profits Realized by BAIA from its Relationship with the Fund

Costs of Services to the Fund: Fees and Expenses. The Board reviewed the fees paid by the Fund to BAIA and the fees paid by BAIA to the Portfolio Managers as well as information provided by BAIA about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board also compared the Fund’s management fees to the fees charged by BAIA and the Portfolio Managers to their other accounts, including fees for institutional accounts where applicable. The Board considered that the Portfolio Managers were paid by BAIA, not the Fund. The Board also considered the differences in the level of services provided and the differences in responsibility of BAIA and the Portfolio Managers to the Fund and to their other accounts. The Board noted that the Fund fee schedule has breakpoints at which the advisory fee rate declines as the Fund’s assets increase above the breakpoints. The Board concluded that the management fees payable by the Fund to BAIA and the fees payable by BAIA to the Portfolio Managers were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies and the fees BAIA and the Portfolio Managers charge to other clients.

Profitability and Costs of Services to BAIA

The Board reviewed reports of the financial position of each of BAIA and the Portfolio Managers. The Board determined that the profitability of BAIA was reasonable in relation to the services provided and to the costs of providing fund management services to the Fund. The Directors also considered the potential “fall-out” benefits (including the receipt of research products and services from unaffiliated brokers) that BAIA or the Portfolio Managers might receive in connection with their association with the Fund, and acknowledged BAIA’s and each Portfolio Manager’s well-established stand-alone management relationships independent of the Fund and the regulatory risks each assumed in connection with the management of the Fund.

Extent of Economies of Scale as the Fund Grows and Whether Fee Levels Reflect Economies of Scale

The Board reviewed the Fund’s management fee schedule and the breakpoints in the schedule and concluded that the fee schedule reflects certain economies of scale that may be realized by BAIA as Fund assets increase.

The Board also considered its long association with BAIA and BAIA’s relationships with the Portfolio Managers and their personnel, and the Board’s familiarity with BAIA’s ability to evaluate the services to be provided. The Board normally meets at least four times per year in order to oversee the operations of the Fund. At such meetings, BAIA and the Portfolio Managers submit and/or make presentations and discuss performance, compliance and other relevant issues.

Dividend Reinvestment Plan

Each registered shareholder of the Fund will automatically be a participant in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan unless the shareholder specifically elects otherwise by writing to the Plan Agent, Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010 or by calling 1-800-LIB-FUND (1-800-542-3863).

If your shares are held for you by a broker, bank or other nominee, you should contact the institution holding your shares as to whether or not you wish to participate in the Plan. Participants in the Plan have their dividends automatically reinvested in additional shares of the Fund, and are kept apprised of the status of their account through quarterly statements.

Results of Annual Meeting of Shareholders

On April 28, 2006, the Annual Meeting of Shareholders of the Fund was held to elect two (2) Directors. On March 1, 2006, the record date for the Meeting, the Fund had outstanding 27,250,328 shares of common stock. The votes cast at the Meeting were as follows:

1. Proposal to elect two (2) Directors:

	For	Withheld

Thomas W. Brock	23,685,197	614,533

John J. Neuhauser	23,715,935	583,795

The Board of Directors is divided into the following three classes, each with a term expiring in the indicated year:

2007	2008	2009

Richard W. Lowry	John A. Benning	Thomas W. Brock

		John J. Neuhauser

Description of Lipper Benchmark and Market Indices

Lipper Multi-Cap Growth Mutual Fund Average – The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-Cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

NASDAQ Composite Index – Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000 Growth Index – Measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000 Value Index – Measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000 Growth Index (Largecap) – Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell Midcap Growth Index – Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index.

Russell 2000 Growth Index (Smallcap) – Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index – A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Notes

Notes

INVESTMENT ADVISOR

Banc of America Investment Advisors, Inc.

100 Federal Street

Boston, Massachusetts 02110

617-434-5949

www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

125 High Street

Boston, Massachusetts 02110

CUSTODIAN

State Street Bank & Trust Company

225 Franklin Street

Boston, Massachusetts 02110

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR

Computershare Trust Company, N.A.

P.O. Box 43010
Providence, Rhode Island 02940-3010

1-800-LIB-FUND (1-800-542-3863)

www.computershare.com

LEGAL COUNSEL

Kirkpatrick & Lockhart
Nicholson Graham LLP

1601 K Street, NW

Washington, DC 20006

DIRECTORS

John A. Benning

Thomas W. Brock

Richard W. Lowry, Chairman

Dr. John J. Neuhauser

OFFICERS

William R. Parmentier, Jr., President and Chief Executive Officer

Mark T. Haley, CFA, Senior Vice President

J. Kevin Connaughton, Treasurer, Senior Vice President and Chief Financial Officer

Mary Joan Hoene, Chief Compliance Officer and Senior Vice President

Michael G. Clarke, Chief Accounting Officer and Assistant Treasurer

Jeffrey R. Coleman, Deputy Treasurer

Joseph F. DiMaria, Deputy Treasurer

Ty S. Edwards, Deputy Treasurer

James R. Bordewick, Jr., Secretary, Senior Vice President and Chief Legal Officer

Barry S. Vallan, Controller

A description of the fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available from the SEC’s website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is transmitted to shareholders of Liberty All-Star Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

Item 2. Code of Ethics.

Not applicable at this time.

Item 3. Audit Committee Financial Expert.

Not applicable at this time.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable at this time.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable at this time.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable at this time.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Registrant Purchases of Equity Securities*

	(a)	(b)	(c)	(d)
			Total Number of
			Shares Purchased as	Maximum Number of
	Total Number	Average	Part of Publicly	Shares that May Yet
	of Shares	Price Paid	Announced Plans	Be Purchased Under
Period	Purchased	Per Share	or Programs	the Plans or Programs

01/01/06 through 01/31/06	0	$0.00	0	N/A

02/01/06 through 02/28/06	0	$0.00	0	N/A

03/01/06 through 03/31/06	70,748	$5.72	70,748	N/A

04/01/06 through 04/30/06	0	$0.00	0	N/A

05/01/06 through 05/31/06	0	$0.00	0	N/A

06/01/06 through 06/30/06	83,482	$5.03	83,482	N/A

Total	154,230	$5.35	154,230	N/A

* Includes shares purchased by the Dividend Reinvestment Agent pursuant to the Registrant’s Dividend Reinvestment Plan.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Liberty All-Star Growth Fund, Inc.

By (Signature and Title)	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr., President

Date	August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr., President

Date	August 28, 2006

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	August 28, 2006